                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

                OFFICERS AND DIRECTORS OF STAAR SURGICAL COMPANY


     The undersigned director of STAAR Surgical Company, a Delaware corporation (the "Corporation"), which proposes to file a Form 10-K under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints William C. Huddleston, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Form 10-K with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Executed this 24th day of March, 2000.




                                                  /s/ Peter J. Utrata, M.D.
                                                 ---------------------------
                                                 PETER J. UTRATA, M.D.

                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                OFFICERS AND DIRECTORS OF STAAR SURGICAL COMPANY



     The undersigned director of STAAR Surgical Company, a Delaware corporation (the "Corporation"), which proposes to file a Form 10-K under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints William C. Huddleston, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Form 10-K with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  Executed this 24th day of March, 2000.




                                            /s/ Andrew F. Pollet
                                           --------------------------------
                                            ANDREW F. POLLET